MORGAN STANLEY
Financial Supplement - 4Q 2009
Table of Contents

Page #

1	…………….	Quarterly Financial Summary
2	…………….	Quarterly Consolidated Income Statement Information
3 - 4	…………….	Quarterly Consolidated Financial Information and Statistical Data
5	…………….	Quarterly Institutional Securities Income Statement Information
6 - 7	…………….	Quarterly Institutional Securities Financial Information and Statistical Data
8	…………….	Quarterly Global Wealth Management Group Income Statement Information
9	…………….	Quarterly Global Wealth Management Group Financial Information and Statistical Data
10	…………….	Quarterly Asset Management Income Statement Information
11	…………….	Quarterly Asset Management Financial Information and Statistical Data
12	…………….	Quarterly Consolidated Assets Under Management or Supervision
13	…………….	Real Estate Analysis
14	…………….	Earnings Per Share Appendix I
15	…………….	Earnings Per Share Appendix II
16 - 21	…………….	End Notes
22	…………….	Legal Notice

MORGAN STANLEY
Quarterly Financial Summary
(unaudited, dollars in millions)

	Quarter Ended (1)								Percentage Change From:		Twelve Months Ended (1)
	Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	June 30, 2009	Sept 30, 2009	Dec 31, 2009	4Q09 vs. 4Q08	4Q09 vs. 3Q09	Dec 31, 2008	Dec 31, 2009	Percentage Change
Net revenues
Institutional Securities (2)	$4,951	$3,876	$16,043	$(13,789)	$1,600	$2,965	$4,975	$3,237	123%	(35%)	$11,081	$12,777	15%
Global Wealth Management Group	2,333	1,695	1,582	1,277	1,299	1,923	3,029	3,139	146%	4%	6,887	9,390	36%
Asset Management	360	315	226	(438)	22	358	447	510	*	14%	463	1,337	189%
Intersegment Eliminations	(41)	(41)	(63)	(50)	(25)	(51)	(26)	(44)	12%	(69%)	(195)	(146)	25%
Consolidated net revenues	$7,603	$5,845	$17,788	$(13,000)	$2,896	$5,195	$8,425	$6,842	153%	(19%)	$18,236	$23,358	28%

Income / (loss) applicable to Morgan Stanley (3)
Institutional Securities	$872	$650	$7,899	$(10,079)	$159	$(125)	$858	$387	104%	(55%)	$(658)	$1,279	*
Global Wealth Management Group	593	172	12	(54)	73	76	105	29	154%	(72%)	723	283	(61%)
Asset Management	(101)	(186)	(178)	(395)	(250)	(89)	(66)	0	*	*	(860)	(405)	53%
Intersegment Eliminations	(5)	(1)	(5)	(1)	(1)	(3)	(1)	(3)	(200%)	(200%)	(12)	(8)	33%
Consolidated income / (loss) applicable to Morgan Stanley	$1,359	$635	$7,728	$(10,529)	$(19)	$(141)	$896	$413	104%	(54%)	$(807)	$1,149	*
Earnings / (loss) applicable to Morgan Stanley common shareholders (4)	$1,311	$1,062	$7,684	$(11,348)	$(578)	$(1,256)	$498	$376	103%	(24%)	$(731)	$(907)	(24%)

Earnings per basic share: (5)
Income from continuing operations	$1.22	$0.56	$7.00	$(10.92)	$(0.41)	$(1.36)	$0.48	$0.14	101%	(71%)	$(1.26)	$(0.93)	26%
Discontinued operations (6)	$0.05	$0.46	$0.38	$(0.43)	$(0.16)	$0.26	$(0.09)	$0.15	135%	*	$0.55	$0.17	(69%)
Earnings per basic share	$1.27	$1.02	$7.38	$(11.35)	$(0.57)	$(1.10)	$0.39	$0.29	103%	(26%)	$(0.71)	$(0.76)	(7%)

Earnings per diluted share: (5)
Income from continuing operations	$1.21	$0.56	$6.99	$(10.92)	$(0.41)	$(1.36)	$0.48	$0.14	101%	(71%)	$(1.26)	$(0.93)	26%
Discontinued operations (6)	$0.05	$0.46	$0.39	$(0.43)	$(0.16)	$0.26	$(0.10)	$0.15	135%	*	$0.55	$0.17	(69%)
Earnings per diluted share	$1.26	$1.02	$7.38	$(11.35)	$(0.57)	$(1.10)	$0.38	$0.29	103%	(24%)	$(0.71)	$(0.76)	(7%)

Return on average common equity
from continuing operations	16.9%	7.5%	*	*	*	*	7.4%	2.1%			*	*
Return on average common equity	17.6%	13.6%	*	*	*	*	5.8%	4.3%			*	*

Note: Refer to End Notes on pages 16 - 21 and Legal Notice on page 22.

MORGAN STANLEY
Quarterly Consolidated Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended (1)								Percentage Change From:		Twelve Months Ended (1)
	Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	June 30, 2009	Sept 30, 2009	Dec 31, 2009	4Q09 vs. 4Q08	4Q09 vs. 3Q09	Dec 31, 2008	Dec 31, 2009	Percentage Change
Revenues:
Investment banking	$960	$1,278	$1,018	$643	$873	$1,264	$1,209	$1,673	160%	38%	$3,899	$5,019	29%
Principal transactions:
Trading	2,798	2,095	13,184	(15,420)	1,095	1,978	3,244	1,130	107%	(65%)	2,657	7,447	180%
Investments	(482)	(323)	(666)	(2,676)	(1,152)	(126)	92	132	105%	43%	(4,147)	(1,054)	75%
Commissions	1,261	1,112	1,105	856	770	973	1,244	1,247	46%	--	4,334	4,234	(2%)
Asset management, distribution and admin. fees	1,237	1,262	1,185	990	866	1,158	1,886	1,974	99%	5%	4,674	5,884	26%
Other	904	274	1,112	1,628	247	391	126	74	(95%)	(41%)	3,918	838	(79%)
Total non-interest revenues	6,678	5,698	16,938	(13,979)	2,699	5,638	7,801	6,230	145%	(20%)	15,335	22,368	46%

Interest and dividends	12,709	9,192	9,625	5,155	2,522	1,391	1,987	1,802	(65%)	(9%)	36,681	7,702	(79%)
Interest expense	11,784	9,045	8,775	4,176	2,325	1,834	1,363	1,190	(72%)	(13%)	33,780	6,712	(80%)
Net interest	925	147	850	979	197	(443)	624	612	(37%)	(2%)	2,901	990	(66%)
Net revenues	7,603	5,845	17,788	(13,000)	2,896	5,195	8,425	6,842	153%	(19%)	18,236	23,358	28%

Non-interest expenses:
Compensation and benefits	3,740	3,037	4,990	(715)	1,979	3,804	4,898	3,757	*	(23%)	11,052	14,438	31%

Non-compensation expenses:
Occupancy and equipment	287	324	314	434	337	373	422	419	(3%)	(1%)	1,359	1,551	14%
Brokerage, clearing and exchange fees	422	381	356	310	248	267	285	390	26%	37%	1,469	1,190	(19%)
Information processing and communications	301	296	293	304	282	313	356	421	38%	18%	1,194	1,372	15%
Marketing and business development	183	182	156	180	110	120	119	154	(14%)	29%	701	503	(28%)
Professional services	348	475	376	496	303	385	382	533	7%	40%	1,695	1,603	(5%)
Other	375	355	583	1,248	271	522	521	530	(58%)	2%	2,561	1,844	(28%)
Total non-compensation expenses	1,916	2,013	2,078	2,972	1,551	1,980	2,085	2,447	(18%)	17%	8,979	8,063	(10%)

Total non-interest expenses	5,656	5,050	7,068	2,257	3,530	5,784	6,983	6,204	175%	(11%)	20,031	22,501	12%

Income / (loss) from continuing operations before taxes	1,947	795	10,720	(15,257)	(634)	(589)	1,442	638	104%	(56%)	(1,795)	857	148%
Income tax provision / (benefit) from continuing operations	573	155	2,985	(4,731)	(597)	(321)	510	72	102%	(86%)	(1,018)	(336)	67%
Income / (loss) from continuing operations	1,374	640	7,735	(10,526)	(37)	(268)	932	566	105%	(39%)	(777)	1,193	*
Gain / (loss) from discontinued operations after tax (2)	58	519	436	(412)	(153)	301	(139)	204	150%	*	601	213	(65%)
Net income / (loss)	$1,432	$1,159	$8,171	$(10,938)	$(190)	$33	$793	$770	107%	(3%)	$(176)	$1,406	*
Net income / (loss) applicable to non-controlling interests (3)	19	16	20	15	(13)	(116)	36	153	*	*	70	60	(14%)
Net income / (loss) applicable to Morgan Stanley	1,413	1,143	8,151	(10,953)	(177)	149	757	617	106%	(18%)	(246)	1,346	*
Earnings / (loss) applicable to Morgan Stanley common shareholders	$1,311	$1,062	$7,684	$(11,348)	$(578)	$(1,256)	$498	$376	103%	(24%)	$(731)	$(907)	(24%)

Amounts applicable to Morgan Stanley:
Income / (loss) from continuing operations	1,359	635	7,728	(10,529)	(19)	(141)	896	413	104%	(54%)	(807)	1,149	*
Gain / (loss) from discontinued operations after tax (2)	54	508	423	(424)	(158)	290	(139)	204	148%	*	561	197	(65%)
Net income / (loss) applicable to Morgan Stanley	$1,413	$1,143	$8,151	$(10,953)	$(177)	$149	$757	$617	106%	(18%)	$(246)	$1,346	*

Pre-tax profit margin	26%	14%	60%	*	*	*	17%	9%			*	4%
Compensation and benefits as a % of net revenues	49%	52%	28%	*	68%	73%	58%	55%			61%	62%
Non-compensation expenses as a % of net revenues	25%	34%	12%	*	54%	38%	25%	36%			49%	35%
Effective tax rate from continuing operations (4)	29.4%	19.5%	27.8%	31.0%	94.2%	54.5%	35.4%	11.3%			56.7%	*

Note: Refer to End Notes on pages 16 - 21 and Legal Notice on page 22.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data (1)
(unaudited)

	Quarter Ended (2)																Percentage Change From:		Twelve Months Ended (2)
	Mar 31, 2008		June 30, 2008		Sept 30, 2008		Dec 31, 2008		Mar 31, 2009		June 30, 2009		Sept 30, 2009		Dec 31, 2009		4Q09 vs. 4Q08	4Q09 vs. 3Q09	Dec 31, 2008	Dec 31, 2009	Percentage Change
Morgan Stanley

Regional revenue (3)
Americas	$2,286		$3,581		$8,148		$(5,776)		$2,588		$4,522		$6,141		$5,653		198%	(8%)	$8,239	$18,904	129%
EMEA (Europe, Middle East, Africa)	4,114		1,340		8,406		(5,941)		59		7		1,618		775		113%	(52%)	7,919	2,459	(69%)
Asia	1,203		924		1,234		(1,283)		249		666		666		414		132%	(38%)	2,078	1,995	(4%)
Consolidated net revenues	$7,603		$5,845		$17,788		$(13,000)		$2,896		$5,195		$8,425		$6,842		153%	(19%)	$18,236	$23,358	28%

Worldwide employees (4)	46,048		45,696		45,917		45,295		43,317		61,841		61,632		61,388		36%	--
Total assets	$1,131,649		$1,097,770		$943,026		$676,764		$626,023		$676,957		$769,503		$773,420		14%	1%
Firmwide Deposits	35,881		35,274		34,380		51,355		59,922		62,382		62,415		62,215		21%	--

Common equity	32,877		34,153		40,492		29,585		29,314		36,989		36,752		37,091		25%	1%
Preferred equity	1,100		1,100		1,100		19,168		19,208		9,597		9,597		9,597		(50%)	--
Morgan Stanley shareholders' equity (5)	33,977		35,253		41,592		48,753		48,522		46,586		46,349		46,688		(4%)	1%
Junior subordinated debt issued to capital trusts	10,491		10,389		9,753		10,312		10,436		10,666		10,701		10,594		3%	(1%)
Less: Goodwill and intangible assets (6)	(3,665)		(3,571)		(3,738)		(2,978)		(2,915)		(7,726)		(7,902)		(7,612)		(156%)	4%
Tangible Morgan Stanley shareholders' equity (7)	$40,803		$42,071		$47,607		$56,087		$56,043		$49,526		$49,148		$49,670		(11%)	1%
Tangible common equity (8)	$29,212		$30,582		$36,754		$26,607		$26,399		$29,263		$28,850		$29,479		11%	2%
Leverage Ratio (9)	27.7	x	26.1	x	19.8	x	12.1	x	11.2	x	13.7	x	15.7	x	15.6	x
Aggregate trading and non-trading Value-at-Risk (pre-tax) (10)	$105		$116		$126		$129		$142		$154		$168		$187

Average common shares outstanding
Basic	1,034,342,428		1,041,178,821		1,040,887,906		1,000,194,024		1,011,741,210		1,138,444,490		1,294,298,229		1,297,175,553
Diluted	1,039,026,879		1,044,720,912		1,041,677,018		1,000,194,024		1,011,741,210		1,138,444,490		1,300,070,107		1,297,175,714
Period end common shares outstanding	1,107,158,003		1,109,013,816		1,061,983,111		1,074,497,565		1,081,607,788		1,359,204,010		1,358,900,574		1,360,595,214

Book value per common share (11)	$29.70		$30.80		$38.13		$27.53		$27.10		$27.21		$27.05		$27.26		(1%)	1%
Tangible Book value per common share (12)	$26.39		$27.58		$34.61		$24.76		$24.41		$21.53		$21.23		$21.67		(13%)	2%

Note: Refer to End Notes on pages 16 - 21 and Legal Notice on page 22.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended												Twelve Months Ended
	Mar 31, 2009			June 30, 2009 (1)			Sept 30, 2009 (1)			Dec 31, 2009 (1)			Dec 31, 2009 (1)
	Average tier 1 equity (billions)(2)	Average common equity (billions)(2)	Return on average common equity	Average tier 1 equity (billions)(2)	Average common equity (billions)(2)	Return on average common equity	Average tier 1 equity (billions)(2)	Average common equity (billions)(2)	Return on average common equity	Average tier 1 equity (billions)(2)	Average common equity (billions)(2)	Return on average common equity	Average tier 1 equity (billions)(2)	Average common equity (billions)(2)	Return on average common equity
Institutional Securities	$23.6	$20.3	2%	$22.6	$18.2	*	$23.2	$16.7	19%	$24.9	$17.0	7%	$23.6	$18.1	5%

Global Wealth Management Group	1.8	1.3	20%	2.4	3.4	7%	3.4	7.4	5%	3.4	7.3	1%	2.7	4.6	5%

Asset Management	2.5	2.4	*	2.2	2.3	*	2.1	2.0	*	3.0	2.0	*	2.5	2.2	*

Unallocated capital	19.3	4.2		22.3	7.9		15.9	9.7		14.8	9.8		18.3	8.1

Total - continuing operations	47.2	28.2	*	49.5	31.8	*	44.6	35.8	7%	46.1	36.1	2%	47.1	33.0	*

Discontinued operations (3)	0.9	1.4		0.7	1.1		0.6	0.9		0.5	0.7		0.7	1.1

Firm	$48.1	$29.6	*	$50.2	$32.9	*	$45.2	$36.7	6%	$46.6	$36.8	4%	$47.8	$34.1	*

	Quarter Ended												Twelve Months Ended
	Mar 31, 2008			June 30, 2008			Sept 30, 2008			Dec 31, 2008			Dec 31, 2008
	Average tier 1 equity (billions) (2)	Average common equity (billions) (2)	Return on average common equity	Average tier 1 equity (billions) (2)	Average common equity (billions)(2)	Return on average common equity	Average tier 1 equity (billions)(2)	Average common equity (billions)(2)	Return on average common equity	Average tier 1 equity (billions)(2)	Average common equity (billions)(2)	Return on average common equity	Average tier 1 equity (billions)(2)	Average common equity (billions)(2)	Return on average common equity
Institutional Securities	$27.7	$23.8	14%	$26.0	$22.3	11%	$24.2	$22.7	*	$23.8	$22.1	*	$25.4	$22.5	*

Global Wealth Management Group	1.6	1.4	*	1.7	1.4	48%	1.8	1.5	3%	1.9	1.4	*	1.7	1.5	49%

Asset Management	2.9	3.0	*	2.8	2.9	*	3.0	3.0	*	2.8	2.7	*	2.9	2.9	*

Unallocated capital	2.5	2.5		5.5	5.5		7.4	7.4		18.4	6.7		8.2	5.2

Total - continuing operations	34.7	30.7	17%	36.0	32.1	7%	36.4	34.6	*	46.9	32.9	*	38.2	32.1	*

Discontinued operations (3)	0.4	1.2		0.7	1.2		1.3	1.5		1.0	1.3		0.8	1.3

Firm	$35.1	$31.9	18%	$36.7	$33.3	14%	$37.7	$36.1	*	$47.9	$34.2	*	$39.0	$33.4	*

Note: Refer to End Notes on pages 16 - 21 and Legal Notice on page 22.

MORGAN STANLEY
Quarterly Institutional Securities Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended (1)								Percentage Change From:		Twelve Months Ended
	Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	June 30, 2009	Sept 30, 2009	Dec 31, 2009	4Q09 vs. 4Q08	4Q09 vs. 3Q09	Dec 31, 2008	Dec 31, 2009	Percentage Change
Revenues:
Investment banking	$842	$1,096	$936	$612	$811	$1,124	$1,039	$1,480	142%	42%	$3,486	$4,454	28%
Principal transactions:
Trading	2,669	2,005	12,978	(15,309)	846	1,766	2,921	782	105%	(73%)	2,343	6,315	170%
Investments	(272)	(145)	(389)	(1,854)	(791)	(184)	39	61	103%	56%	(2,660)	(875)	67%
Commissions	916	772	786	540	512	565	533	543	1%	2%	3,014	2,153	(29%)
Asset management, distribution and admin. fees	34	34	33	46	25	20	30	24	(48%)	(20%)	147	99	(33%)
Other	55	197	1,078	1,449	186	312	61	(13)	(101%)	(121%)	2,779	546	(80%)
Total non-interest revenues	4,244	3,959	15,422	(14,516)	1,589	3,603	4,623	2,877	120%	(38%)	9,109	12,692	39%
Interest and dividends	12,421	8,870	9,259	4,821	2,295	1,129	1,661	1,503	(69%)	(10%)	35,371	6,588	(81%)
Interest expense	11,714	8,953	8,638	4,094	2,284	1,767	1,309	1,143	(72%)	(13%)	33,399	6,503	(81%)
Net interest	707	(83)	621	727	11	(638)	352	360	(50%)	2%	1,972	85	(96%)
Net revenues	4,951	3,876	16,043	(13,789)	1,600	2,965	4,975	3,237	123%	(35%)	11,081	12,777	15%

Compensation and benefits	2,423	1,650	3,772	(1,436)	1,041	2,110	2,584	1,481	*	(43%)	6,409	7,216	13%
Non-compensation expenses	1,366	1,382	1,280	2,155	1,027	1,158	1,102	1,292	(40%)	17%	6,183	4,579	(26%)
Total non-interest expenses	3,789	3,032	5,052	719	2,068	3,268	3,686	2,773	*	(25%)	12,592	11,795	(6%)

Income / (loss) from continuing operations before taxes	1,162	844	10,991	(14,508)	(468)	(303)	1,289	464	103%	(64%)	(1,511)	982	165%
Income tax provision / (benefit) from continuing operations	275	189	3,085	(4,432)	(609)	(170)	416	70	102%	(83%)	(883)	(293)	67%
Income / (loss) from continuing operations	887	655	7,906	(10,076)	141	(133)	873	394	104%	(55%)	(628)	1,275	*
Gain / (loss) from discontinued operations after tax (2)	22	466	465	13	13	318	(1)	(49)	*	*	966	281	(71%)
Net income / (loss)	909	1,121	8,371	(10,063)	154	185	872	345	103%	(60%)	338	1,556	*
Net income / (loss) applicable to non-controlling interests	19	16	20	15	(13)	3	15	7	(53%)	(53%)	70	12	(83%)
Net income / (loss) applicable to Morgan Stanley	$890	$1,105	$8,351	$(10,078)	$167	$182	$857	$338	103%	(61%)	$268	$1,544	*

Amounts applicable to Morgan Stanley:
Income / (loss) from continuing operations	872	650	7,899	(10,079)	159	(125)	858	387	104%	(55%)	(658)	1,279	*
Gain / (loss) from discontinued operations after tax (2)	18	455	452	1	8	307	(1)	(49)	*	*	926	265	(71%)
Net income / (loss) applicable to Morgan Stanley	$890	$1,105	$8,351	$(10,078)	$167	$182	$857	$338	103%	(61%)	$268	$1,544	*

Return on average common equity from continuing operations (3)	14%	11%	*	*	2%	*	19%	7%			*	5%
Pre-tax profit margin (4)	24%	22%	69%	*	*	*	26%	14%			*	8%
Compensation and benefits as a % of net revenues	49%	43%	24%	*	65%	71%	52%	46%			58%	57%

Note: Refer to End Notes on pages 16 - 21 and Legal Notice on page 22.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in millions)

	Quarter Ended								Percentage Change From:		Twelve Months Ended
	Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	June 30, 2009	Sept 30, 2009	Dec 31, 2009	4Q09 vs. 4Q08	4Q09 vs. 3Q09	Dec 31, 2008	Dec 31, 2009	Percentage Change

Investment Banking
Advisory revenue	$401	$380	$500	$367	$411	$268	$279	$530	44%	90%	$1,648	$1,488	(10%)
Underwriting revenue (1)
Equity	191	460	193	136	155	455	457	627	*	37%	980	1,694	73%
Fixed income	250	256	243	109	245	401	303	323	196%	7%	858	1,272	48%
Total underwriting revenue	$441	$716	$436	$245	$400	$856	$760	$950	*	25%	$1,838	$2,966	61%

Total investment banking revenue	$842	$1,096	$936	$612	$811	$1,124	$1,039	$1,480	142%	42%	$3,486	$4,454	28%

Sales & Trading (2)
Equity	$3,414	$2,228	$6,031	$(2,648)	$877	$681	$1,073	$722	127%	(33%)	$9,025	$3,353	(63%)
Fixed income	2,422	678	8,847	(9,910)	1,294	973	2,064	686	107%	(67%)	2,037	5,017	146%
Other	(1,544)	(212)	(493)	(1,484)	(802)	39	669	277	119%	(59%)	(3,733)	183	105%
Total sales & trading net revenue	$4,292	$2,694	$14,385	$(14,042)	$1,369	$1,693	$3,806	$1,685	112%	(56%)	$7,329	$8,553	17%

Average Daily 95%/One-Day Value-at-Risk ("VaR") (3)
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$65	$64	$71	$95	$107	$103	$103	$108
Equity price	$36	$41	$35	$23	$19	$19	$19	$25
Foreign exchange rate	$29	$25	$23	$17	$12	$17	$22	$28
Commodity price	$39	$38	$33	$27	$26	$23	$25	$23

Trading VaR	$99	$100	$96	$105	$115	$113	$118	$132

Note: Refer to End Notes on pages 16 - 21 and Legal Notice on page 22.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities - Corporate Lending (1)
(unaudited, dollars in billions)

	Quarter Ended								Percentage Change From:
	Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	June 30, 2009	Sept 30, 2009	Dec 31, 2009	4Q09 vs. 4Q08	4Q09 vs. 3Q09

Corporate funded loans
Investment grade	$14.7	$10.6	$9.2	$7.4	$7.1	$7.2	$6.7	$6.5	(12%)	(3%)
Non-investment grade	10.2	8.4	11.2	9.4	9.7	10.2	10.5	9.6	2%	(9%)
Total corporate funded loans	$24.9	$19.0	$20.4	$16.8	$16.8	$17.4	$17.2	$16.1	(4%)	(6%)

Corporate lending commitments
Investment grade	$43.4	$41.6	$37.3	$36.9	$34.9	$35.7	$36.9	$40.7	10%	10%
Non-investment grade	14.9	13.3	8.0	7.0	5.9	6.0	8.0	7.2	3%	(10%)
Total corporate lending commitments	$58.3	$54.9	$45.3	$43.9	$40.8	$41.7	$44.9	$47.9	9%	7%

Corporate funded loans plus lending commitments
Investment grade	$58.1	$52.2	$46.5	$44.3	$42.0	$42.9	$43.6	$47.2	7%	8%
Non-investment grade (2)	$25.1	$21.7	$19.2	$16.4	$15.6	$16.2	$18.5	$16.8	2%	(9%)

% investment grade	70%	71%	71%	73%	73%	73%	70%	74%
% non-investment grade	30%	29%	29%	27%	27%	27%	30%	26%

Total corporate funded loans and lending commitments	$83.2	$73.9	$65.7	$60.7	$57.6	$59.1	$62.1	$64.0	5%	3%
Hedges (3)	$33.3	$29.3	$31.5	$35.7	$34.1	$31.8	$29.1	$25.8	(28%)	(11%)

Note: Refer to End Notes on pages 16 - 21 and Legal Notice on page 22.

MORGAN STANLEY
Quarterly Global Wealth Management Group Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended (1)								Percentage Change From:		Twelve Months Ended (1)
	Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	June 30, 2009	Sept 30, 2009	Dec 31, 2009	4Q09 vs. 4Q08	4Q09 vs. 3Q09	Dec 31, 2008	Dec 31, 2009	Percentage Change
Revenues:
Investment banking	$110	$159	$82	$67	$61	$165	$168	$202	*	20%	$418	$596	43%
Principal transactions:
Trading	189	195	186	47	246	303	346	314	*	(9%)	617	1,209	96%
Investments	(5)	(1)	(16)	(36)	(14)	1	10	6	117%	(40%)	(58)	3	105%
Commissions	355	348	342	334	262	412	709	707	112%	--	1,379	2,090	52%
Asset management, distribution and admin. fees	691	684	690	586	511	816	1,574	1,682	187%	7%	2,651	4,583	73%
Other	775	67	34	93	46	66	54	82	(12%)	52%	969	248	(74%)
Total non-interest revenues	2,115	1,452	1,318	1,091	1,112	1,763	2,861	2,993	174%	5%	5,976	8,729	46%

Interest and dividends	294	321	343	237	226	265	327	296	25%	(9%)	1,195	1,114	(7%)
Interest expense	76	78	79	51	39	105	159	150	194%	(6%)	284	453	60%
Net interest	218	243	264	186	187	160	168	146	(22%)	(13%)	911	661	(27%)
Net revenues	2,333	1,695	1,582	1,277	1,299	1,923	3,029	3,139	146%	4%	6,887	9,390	36%

Compensation and benefits	1,043	1,023	942	737	844	1,362	1,943	1,965	167%	1%	3,745	6,114	63%
Non-compensation expenses	341	400	641	591	336	632	806	943	60%	17%	1,973	2,717	38%
Total non-interest expenses	1,384	1,423	1,583	1,328	1,180	1,994	2,749	2,908	119%	6%	5,718	8,831	54%

Income / (loss) from continuing operations before taxes	949	272	(1)	(51)	119	(71)	280	231	*	(18%)	1,169	559	(52%)
Income tax provision / (benefit) from continuing operations (2)	356	100	(13)	3	46	(29)	92	69	*	(25%)	446	178	(60%)
Income / (loss) from continuing operations	593	172	12	(54)	73	(42)	188	162	*	(14%)	723	381	(47%)
Gain / (loss) from discontinued operations after tax	0	0	0	0	0	0	0	0	--	--	0	0	--
Net income / (loss)	593	172	12	(54)	73	(42)	188	162	*	(14%)	723	381	(47%)
Net income / (loss) applicable to non-controlling interests (3)	0	0	0	0	0	(118)	83	133	*	60%	0	98	*
Net income / (loss) applicable to Morgan Stanley	$593	$172	$12	$(54)	$73	$76	$105	$29	154%	(72%)	$723	$283	(61%)

Amounts applicable to Morgan Stanley:
Income / (loss) from continuing operations	593	172	12	(54)	73	76	105	29	154%	(72%)	723	283	(61%)
Gain / (loss) from discontinued operations after tax	0	0	0	0	0	0	0	0	--	--	0	0	--
Net income / (loss) applicable to Morgan Stanley	$593	$172	$12	$(54)	$73	$76	$105	$29	154%	(72%)	$723	$283	(61%)

Return on average common equity from continuing operations (4)	*	48%	3%	*	20%	7%	5%	1%			49%	5%
Pre-tax profit margin (5)	41%	16%	*	*	9%	*	9%	7%			17%	6%
Compensation and benefits as a % of net revenues	45%	60%	60%	58%	65%	71%	64%	63%			54%	65%

Note: Refer to End Notes on pages 16 - 21 and Legal Notice on page 22.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Global Wealth Management Group
(unaudited)

	Quarter Ended (1)								Percentage Change From:
	Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	June 30, 2009	Sept 30, 2009	Dec 31, 2009	4Q09 vs. 4Q08	4Q09 vs. 3Q09

Global representatives	8,271	8,343	8,588	8,356	8,148	18,444	18,160	18,135	117%	--

Annualized revenue per global
representative (thousands) (2)	$772	$809	$750	$603	$630	$671	$662	$692	15%	5%

Assets by client segment (billions)
$10m or more	222	219	190	153	146	389	438	453	196%	3%
$1m - $10m	261	263	241	201	191	562	620	637	*	3%
Subtotal - > $1m	483	482	431	354	337	951	1,058	1,090	*	3%
$100k - $1m	195	197	188	169	162	412	420	418	147%	--
< $100k	28	28	28	27	26	57	54	52	93%	(4%)
Total client assets (billions)	$706	$707	$647	$550	$525	$1,420	$1,532	$1,560	184%	2%

% of assets by client segment > $1m	68%	68%	67%	64%	64%	67%	69%	70%

Fee-based client account assets (billions) (3)	$184	$187	$169	$138	$124	$325	$365	$379	175%	4%
Fee-based assets as a % of client assets	26%	26%	26%	25%	24%	23%	24%	24%

Bank deposit program (millions) (4)	$33,418	$34,467	$33,791	$38,771	$46,796	$105,675	$110,420	$112,490	190%	2%

Client assets per global
representative (millions) (5)	$85	$85	$75	$66	$64	$77	$84	$86	30%	2%

Domestic retail net new assets (billions) (6)	$8.4	$16.2	$8.3	$(7.4)	$3.0	$(2.0)	$(8.8)	$(4.7)	36%	47%

Domestic retail locations	449	460	462	464	465	958	930	895	93%	(4%)

Note: Refer to End Notes on pages 16 - 21 and Legal Notice on page 22.

MORGAN STANLEY
Quarterly Asset Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended (1)								Percentage Change From:		Twelve Months Ended
	Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	June 30, 2009	Sept 30, 2009	Dec 31, 2009	4Q09 vs. 4Q08	4Q09 vs. 3Q09	Dec 31, 2008	Dec 31, 2009	Percentage Change
Revenues:
Investment banking	$15	$29	$10	$(30)	$1	$5	$2	$2	107%	--	$24	$10	(58%)
Principal transactions:
Trading	(58)	(103)	22	(155)	3	(90)	(22)	41	126%	*	(294)	(68)	77%
Investments	(205)	(177)	(261)	(786)	(347)	57	43	65	108%	51%	(1,429)	(182)	87%
Commissions	0	0	0	1	0	0	0	0	*	--	1	0	*
Asset management, distribution and admin. fees	555	585	506	396	370	395	428	411	4%	(4%)	2,042	1,604	(21%)
Other	68	10	1	88	16	12	12	7	(92%)	(42%)	167	47	(72%)
Total non-interest revenues	375	344	278	(486)	43	379	463	526	*	14%	511	1,411	176%

Interest and dividends	5	12	35	103	7	6	6	8	(92%)	33%	155	27	(83%)
Interest expense	20	41	87	55	28	27	22	24	(56%)	9%	203	101	(50%)
Net interest	(15)	(29)	(52)	48	(21)	(21)	(16)	(16)	(133%)	--	(48)	(74)	(54%)
Net revenues	360	315	226	(438)	22	358	447	510	*	14%	463	1,337	189%

Compensation and benefits	271	362	274	(19)	93	331	370	310	*	(16%)	888	1,104	24%
Non-compensation expenses	246	272	217	277	212	237	202	255	(8%)	26%	1,012	906	(10%)
Total non-interest expenses	517	634	491	258	305	568	572	565	119%	(1%)	1,900	2,010	6%

Income / (loss) from continuing operations before taxes	(157)	(319)	(265)	(696)	(283)	(210)	(125)	(55)	92%	56%	(1,437)	(673)	53%
Income tax provision / (benefit) from continuing operations	(56)	(133)	(87)	(301)	(33)	(120)	3	(68)	77%	*	(577)	(218)	62%
Income / (loss) from continuing operations	(101)	(186)	(178)	(395)	(250)	(90)	(128)	13	103%	110%	(860)	(455)	47%
Gain / (loss) from discontinued operations after tax (2)	29	51	(33)	(328)	(168)	(19)	(140)	245	175%	*	(281)	(82)	71%
Net income / (loss)	(72)	(135)	(211)	(723)	(418)	(109)	(268)	258	136%	196%	(1,141)	(537)	53%
Net income / (loss) applicable to non-controlling interests (3)	0	0	0	0	0	(1)	(62)	13	*	121%	0	(50)	*
Net income / (loss) applicable to Morgan Stanley	$(72)	$(135)	$(211)	$(723)	$(418)	$(108)	$(206)	$245	134%	*	$(1,141)	$(487)	57%

Amounts applicable to Morgan Stanley:
Income / (loss) from continuing operations	(101)	(186)	(178)	(395)	(250)	(89)	(66)	0	*	*	(860)	(405)	53%
Gain / (loss) from discontinued operations after tax (2)	29	51	(33)	(328)	(168)	(19)	(140)	245	175%	*	(281)	(82)	71%
Net income / (loss) applicable to Morgan Stanley	$(72)	$(135)	$(211)	$(723)	$(418)	$(108)	$(206)	$245	134%	*	$(1,141)	$(487)	57%

Return on average common equity from continuing operations (4)	*	*	*	*	*	*	*	*			*	*
Pre-tax profit margin (5)	*	*	*	*	*	*	*	*			*	*
Compensation and benefits as a % of net revenues	75%	115%	121%	4%	*	93%	83%	61%			192%	83%

Note: Refer to End Notes on pages 16 - 21 and Legal Notice on page 22.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data (1)
Asset Management
(unaudited, dollars in billions)

	Quarter Ended								Percentage Change From:		Twelve Months Ended
	Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	June 30, 2009	Sept 30, 2009	Dec 31, 2009	4Q09 vs. 4Q08	4Q09 vs. 3Q09	Dec 31, 2008	Dec 31, 2009	Percentage Change
Assets under management or supervision

Net flows by asset class
Core Asset Management
Equity	$(3.0)	$(2.9)	$(1.8)	$(1.0)	$1.0	$(4.0)	$(1.4)	$(0.7)	30%	50%	$(8.7)	$(5.1)	41%
Fixed income - Long Term	0.0	(0.9)	(4.8)	(11.3)	(4.5)	(4.4)	1.0	1.4	112%	40%	(17.0)	(6.5)	62%
Money Market	11.5	12.8	(38.8)	(3.6)	(9.3)	(13.0)	(6.6)	7.3	*	*	(18.1)	(21.6)	(19%)
Alternatives (2)	6.8	2.9	0.1	(3.6)	(3.9)	(0.7)	(0.2)	1.3	136%	*	6.2	(3.5)	*
Total Core Asset Management	15.3	11.9	(45.3)	(19.5)	(16.7)	(22.1)	(7.2)	9.3	148%	*	(37.6)	(36.7)	2%

Merchant Banking
Private Equity	0.0	(0.1)	(0.1)	1.0	(0.3)	0.0	(0.1)	0.8	(20%)	*	0.8	0.4	(50%)
Infrastructure	0.6	0.9	0.0	0.0	0.0	0.0	0.0	0.0	--	--	1.5	0.0	*
Real Estate	0.2	0.3	0.5	(0.3)	(0.4)	(1.9)	(0.1)	0.2	*	*	0.7	(2.2)	*
Total Merchant Banking	0.8	1.1	0.4	0.7	(0.7)	(1.9)	(0.2)	1.0	43%	*	3.0	(1.8)	*
Total net flows (3)	$16.1	$13.0	$(44.9)	$(18.8)	$(17.4)	$(24.0)	$(7.4)	$10.3	*	*	$(34.6)	$(38.5)	(11%)

Assets under management or supervision by asset class
Core Asset Management
Equity	$122	$117	$94	$73	$69	$80	$93	$98	34%	5%
Fixed income - Long Term	76	75	66	56	51	49	53	54	(4%)	2%
Money Market	111	124	85	81	71	59	52	59	(27%)	13%
Alternatives (2)	57	58	54	41	34	37	40	42	2%	5%
Total Core Asset Management	366	374	299	251	225	225	238	253	1%	6%

Merchant Banking
Private Equity	3	3	3	4	4	4	4	4	--	--
Infrastructure	3	4	4	4	4	4	4	4	--	--
Real Estate	37	37	36	35	24	17	14	15	(57%)	7%
Total Merchant Banking	43	44	43	43	32	25	22	23	(47%)	5%
Total Assets Under Management or Supervision (4)	$409	$418	$342	$294	$257	$250	$260	$276	(6%)	6%
Share of minority interest assets (5)	7	8	7	6	5	5	6	7	17%	17%
Total	$416	$426	$349	$300	$262	$255	$266	$283	(6%)	6%

Note: Refer to End Notes on pages 16 - 21 and Legal Notice on page 22.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Consolidated Assets Under Management or Supervision
(unaudited, dollars in billions)

	Quarter Ended								Percentage Change From:
	Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	June 30, 2009	Sept 30, 2009	Dec 31, 2009	4Q09 vs. 4Q08	4Q09 vs. 3Q09

Assets under management or supervision
Asset Management (1)	$409	$418	$342	$294	$257	$250	$260	$276	(6%)	6%
Global Wealth Management Group (2)	164	168	154	129	119	322	363	379	*	4%
Total assets under management or supervision	$573	$586	$496	$423	$376	$572	$623	$655	55%	5%
Share of minority interest assets (3)	7	8	7	6	5	5	6	7	17%	17%
Total	$580	$594	$503	$429	$381	$577	$629	$662	54%	5%

Consolidated assets under management or supervision by asset class (1) (2) (4)
Equity	$203	$201	$167	$131	$121	$274	$313	$332	*	6%
Fixed income	218	232	184	168	153	181	187	195	16%	4%
Alternatives (5)	57	58	54	41	34	41	44	46	12%	5%
Private Equity	3	3	3	4	4	4	4	4	--	--
Infrastructure	3	4	4	4	4	4	4	4	--	--
Real Estate	37	37	36	35	24	17	14	15	(57%)	7%
Sub-total	521	535	448	383	340	521	566	596	56%	5%
Other	52	51	48	40	36	51	57	59	48%	4%
Total assets under management or supervision	$573	$586	$496	$423	$376	$572	$623	$655	55%	5%
Share of minority interest assets (3)	7	8	7	6	5	5	6	7	17%	17%
Total	$580	$594	$503	$429	$381	$577	$629	$662	54%	5%

Note: Refer to End Notes on pages 16 - 21 and Legal Notice on page 22.

This page represents an addendum to the 4Q 2009 Financial Supplement.
MORGAN STANLEY
Real Estate Analysis
(unaudited, dollars in billions)

			Profit / (Loss)
	Statement of Financial Condition		Three Months Ended	Twelve Months Ended
	Sept 30, 2009	Dec 31, 2009	Dec 31, 2009	Dec 31, 2009
Other Consolidated Interests (1) (2) (3)	$3.7	$1.5	$0.2	$(0.8)
Real Estate Funds (3)	0.5	0.5	0.0	(0.9)
Real Estate Bridge Financing	0.0	0.0	0.0	(0.2)
Infrastructure Fund	0.2	0.2	0.0	0.0
Total Real Estate Investments (4)	$4.4	$2.2	$0.2	$(1.9)

The Company has contractual capital commitments, guarantees, lending facilities and counterparty arrangements with respect to these investments of $1.5 billion at Dec 31, 2009.

Note: Refer to End Notes on pages 16 - 21 and Legal Notice on page 22.

This page represents an addendum to the 4Q 2009 Financial Supplement, Appendix I

MORGAN STANLEY
Earnings Per Share (1)
(unaudited, in millions, except for per share data)

	Quarter Ended				Twelve Months Ended
	Mar 31, 2009	June 30, 2009	Sept 30, 2009	Dec 31, 2009	Dec 31, 2009

Basic Earnings Per Share
Income / (loss) from continuing operations applicable to Morgan Stanley	$(19)	$(141)	$896	$413	$1,149
Gain / (loss) from discontinued operations applicable to Morgan Stanley after tax	(158)	290	(139)	204	197
Net Income / (loss) applicable to Morgan Stanley	$(177)	$149	$757	$617	$1,346
Less: Preferred Dividends (Series A)	(11)	(11)	(11)	(12)	(45)
Less: Preferred Dividends (Series B – Mitsubishi)	(196)	(196)	(196)	(196)	(784)
Less: Preferred Dividends (Series C – Mitsubishi)	(29)	(13)	(13)	(13)	(68)
Less: Partial Redemption of Series C Preferred Stock (2)	0	(202)	0	0	(202)
Less: Preferred Dividends (Series D - Capital Purchase Program)	(125)	(87)	0	0	(212)
Less: Amortization / accelerated accretion of Issuance Discount for Series D Preferred Stock (3)	(40)	(892)	0	0	(932)
Less: Allocation of Earnings to:
CIC Equity Units	0	0	(13)	(2)	0
Unvested Restricted Stock Units	0	(4)	(26)	(18)	(10)
Earnings / (loss) applicable to Morgan Stanley common shareholders	$(578)	$(1,256)	$498	$376	$(907)
Weighted average common shares outstanding	1,012	1,138	1,294	1,297	1,185
Earnings per basic common share (4)
Income / (loss) from continuing operations applicable to Morgan Stanley common shareholders	$(0.41)	$(1.36)	$0.48	$0.14	$(0.93)
Gain / (loss) on discontinued operations applicable to Morgan Stanley common shareholders	$(0.16)	$0.26	$(0.09)	$0.15	$0.17
Earnings per basic common share	$(0.57)	$(1.10)	$0.39	$0.29	$(0.76)

Diluted Earnings Per Share
Earnings / (loss) applicable to Morgan Stanley common shareholders	$(578)	$(1,256)	$498	$376	$(907)
Income impact of assumed conversions:
Preferred stock dividends	0	0	0	0	0
Income / (loss) available to common shareholders plus assumed conversions	$(578)	$(1,256)	$498	$376	$(907)

Weighted average common shares outstanding	1,012	1,138	1,294	1,297	1,185
Effect of dilutive securities:
Stock options	0	0	0	0	0
Series B Preferred Stock	0	0	0	0	0
Capital Purchase Program Warrant (3)	0	0	6	0	0
Weighted average common shares outstanding and common stock equivalents (5)	1,012	1,138	1,300	1,297	1,185

Earnings per diluted common share (4)
Income / (loss) from continuing operations applicable to Morgan Stanley common shareholders	$(0.41)	$(1.36)	$0.48	$0.14	$(0.93)
Gain / (loss) on discontinued operations applicable to Morgan Stanley common shareholders	$(0.16)	$0.26	$(0.10)	$0.15	$0.17
Earnings per diluted common share	$(0.57)	$(1.10)	$0.38	$0.29	$(0.76)

Note: Refer to End Notes on pages 16 - 21 and Legal Notice on page 22.

This page represents an addendum to the 4Q 2009 Financial Supplement, Appendix II

MORGAN STANLEY
Earnings Per Share Calculation Under Two-Class Method
Three Months Ended December 31, 2009
(unaudited, in millions, except for per share data)

	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)
							(D)+(E)+(F)	(G)/(A)
	Weighted Average # of Shares	% Allocation (2)	Net Income Applicable to Common Shareholders (3)	Distributed Earnings (4)	Undistributed Earnings Not in Excess of Reference Dividend (5)	Undistributed Earnings in Excess of Reference Dividend (5)	Total Earnings Allocated	Basic EPS (9)
Basic Common Shares	1,297	88%		$65	$285	$26	$376 (6)	$0.29
Unvested Restricted Stock Units	63	4%		$3	$14	$1	$18 (7)	N/A
CIC Equity Units (1)	116	8%		$0	$0	$2	$2 (8)	N/A
	1,476	100%	$396	$68	$299	$29	$396

Note: Refer to End Notes on pages 16 - 21 and Legal Notice on page 22.

MORGAN STANLEY
End Notes

Page 1:
(1)
The quarters ended June 30, 2009, Sept 30, 2009, Dec 31, 2009 and the twelve months ended Dec 31, 2009 include results from the Morgan Stanley Smith Barney joint venture (MSSB) effective from May 31, 2009.

(2)
Results for the quarters ended Mar 31, 2008, June 30, 2008, Sept 30, 2008, Dec 31, 2008, Mar 31, 2009, June 30, 2009, Sept 30, 2009 and Dec 31, 2009 include positive / (negative) revenues of $1.8 billion, $(0.2) billion, $9.0 billion, $(5.7) billion, $(1.5) billion, $(2.1) billion, $(0.8) billion and $(0.7) billion, respectively, related to the movement in Morgan Stanley's credit spreads on certain long term debt.

(3)	Represents consolidated income / (loss) from continuing operations applicable to Morgan Stanley before gain / (loss) from discontinued operations.
(4)
The earnings per share for the quarter ended June 30, 2009 includes the following charges: (a) $850 million for the accelerated amortization of the Preferred Stock issuance discount related to the Company's repurchase of its Series D Fixed Rate Cumulative Perpetual Preferred Stock and (b) $202 million related to the partial redemption of Series C Non-Cumulative Non-Voting Preferred Stock issued to Mitsubishi UFJ Financial Group, Inc. (MUFG) in exchange for its purchase of the Company's common stock.

(5)	Summation of the quarters' earnings per common share may not equal the year-to-date amounts due to the averaging effect of the number of shares and share equivalents throughout the year.
(6)
The quarter ended Dec 31, 2009, and prior periods, include the results of the retail Asset Management business, including Van Kampen, and the results of Crescent, subsequent to the date of consolidation.  In addition, the quarter includes the finalization of the tax liability related to the Company's sales of its remaining interest in MSCI Inc. and the impairment charges and loss on the sale of an alternative energy investment (both items are reported in Institutional Securities).

Page 2:
(1)	The quarters ended June 30, 2009, Sept 30, 2009, Dec 31, 2009 and the twelve months ended Dec 31, 2009 include the results of MSSB effective from May 31, 2009.
(2)
The quarter ended Dec 31, 2009, and prior periods, include the results of the retail Asset Management business, including Van Kampen, and the results of Crescent, subsequent to the date of consolidation.  In addition, the quarter includes the finalization of the tax liability related to the Company's sales of its remaining interest in MSCI Inc. and the impairment charges and loss on the sale of an alternative energy investment (both items are reported in Institutional Securities).

(3)
Effective January 1, 2009, the Company adopted the accounting guidance on non-controlling interests per FASB Accounting Standards Codification ("ASC") 810 Consolidation which requires retrospective application.  The quarters ended June 30, 2009, Sept 30, 2009, Dec 31, 2009 and the twelve months ended Dec 31, 2009 include the impact of MSSB, which is 51% owned by the Company and 49% owned by Citigroup Inc. (Citigroup) (reported in Global Wealth Management Group). The quarter and twelve months ended Dec 31, 2009 also include the limited partnership interests related to certain Morgan Stanley Real Estate Funds, which were included in the Company's consolidated results beginning Sept 30, 2009 (reported in Asset Management).

(4)
The effective tax rate for the quarter ended Mar 31, 2009 includes an additional tax benefit resulting from the anticipated repatriation of non-U.S. earnings at lower than previously estimated tax rates.

Page 3:
(1)	All data presented in millions except ratios, shares outstanding, book values and number of employees.
(2)	The quarters ended June 30, 2009, Sept 30, 2009, Dec 31, 2009 and the twelve months ended Dec 31, 2009 include results from MSSB effective from May 31, 2009.
(3)
Reflects the regional view of the Company's consolidated net revenues, on a managed basis, based on the following methodology: Institutional Securities: investment banking - client location, equity capital markets - client location, debt capital markets - revenue recording location, sales & trading - trading desk location. Global Wealth Management: financial advisor location.  Asset Management: client location except for the merchant banking business which is based on asset location.  All periods exclude net revenues related to MSCI Inc., Crescent and the retail Asset Management business, including Van Kampen.

(4)	Beginning with the quarter ended June 30, 2009, worldwide employees includes headcount related to MSSB. The quarter ended Dec 31, 2009, and prior periods, exclude headcount related to Crescent.
(5)
For the quarter ended June 30, 2009, Morgan Stanley shareholders' equity reflects a reduction of $10 billion related to the repurchase of the Company's Series D Preferred Stock issued under the Capital Purchase Program (TARP) and a reduction of $0.7 billion related to MUFG's partial exchange of the Company's Series C Preferred Stock for common stock.  These decreases were partly offset by the addition of $6.9 billion related to the Company's equity offerings.  In August 2009, the Company repurchased the TARP warrant for $950 million.

(6)
Goodwill and intangible balances net of allowable mortgage servicing rights deduction for quarters ended Mar 31, 2008, June 30, 2008, Sept 30, 2008, Dec 31, 2008, Mar 31, 2009, June 30, 2009, Sept 30, 2009 and Dec 31, 2009 of $373 million, $330 million, $261 million, $184 million, $160 million, $173 million, $130 million and $123 million, respectively.  The balances for the quarter ended June 30, 2009, Sept 30, 2009 and Dec 31, 2009 include the Company's share of MSSB's goodwill and intangible assets.

(7)	Excludes non-controlling interests.
(8)
Tangible common equity equals common equity less goodwill and intangible assets net of allowable mortgage servicing rights deduction.  The balance for the quarters ended June 30, 2009, Sept 30, 2009 and Dec 31, 2009 also includes the Company's share of MSSB's goodwill and intangible assets.

(9)	Leverage ratio equals total assets divided by tangible Morgan Stanley shareholders' equity.
(10)
Represents average daily 95% / one-day value-at-risk ("VaR"). Includes non-trading VaR for the quarters ended Mar 31, 2008, June 30, 2008, Sept 30, 2008, Dec 31, 2008, Mar 31, 2009, June 30, 2009, Sept 30, 2009 and Dec 31, 2009 of $36 million, $53 million, $71 million, $66 million, $83 million, $108 million, $111 million and $106 million, respectively. See page 6 for trading VaR.

(11)	Book value per common share equals common equity divided by period end common shares outstanding.
(12)	Tangible book value per common share equals tangible common equity divided by period end common shares outstanding.

MORGAN STANLEY
End Notes

Page 4:
(1)	The quarters ended June 30, 2009, Sept 30, 2009, Dec 31, 2009 and the twelve months ended Dec 31, 2009 include results from MSSB effective from May 31, 2009.
(2)
The Company’s economic capital framework estimates the amount of equity capital required to support the businesses over a wide range of market environments while simultaneously satisfying regulatory, rating agency and investor requirements. Economic capital is assigned to each segment based on a regulatory capital framework plus additional capital for stress losses. Economic capital requirements are met by regulatory Tier 1 equity (including common shareholders' equity, certain preferred stock, eligible hybrid capital instruments, non-controlling interests and deductions of certain goodwill, intangible assets, net deferred tax assets and debt valuation adjustment), subject to regulatory limits. The framework will evolve over time in response to changes in the business and regulatory environment and to incorporate improvements in modeling techniques.

(3)
The quarter ended Dec 31, 2009, and prior periods, includes the amount of equity capital required to support Crescent and the retail Asset Management business, including Van Kampen. Periods prior to Sept 30, 2009 also include the equity capital required to support MSCI Inc.

Page 5:
(1)
Principal transactions investments revenue reflects net gain / (loss) on investments marked at fair value.  The related investment asset balance for the quarters ended Mar 31, 2008, June 30, 2008, Sept 30, 2008, Dec 31, 2008, Mar 31, 2009, June 30, 2009, Sept 30, 2009 and Dec 31, 2009 are $10.7 billion, $10.3 billion, $9.7 billion, $6.7 billion, $6.3 billion, $6.1 billion, $6.1 billion and $6.1 billion, respectively.

(2)
Reflects operating results and gains on secondary equity offerings related to MSCI Inc.  The quarter ended Dec 31, 2009 includes the finalization of the tax liability related to the Company's sales of its remaining interest in MSCI Inc. and the impairment charges and loss on the sale of an alternative energy investment.

(3)	Refer to page 4 for the allocation of average common equity.
(4)	Income / (loss) from continuing operations before taxes, as a % of net revenues.

Page 6:
(1)	Underwriting revenue excludes fees for Company self-issuances.
(2)
Includes principal transactions trading, commissions and net interest revenue. Other sales and trading net revenue primarily includes net gains / (losses) from the mark-to-market of loans and closed and pipeline commitments and related hedges, and results related to Investment Banking and other activities.

(3)
Represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the Company's trading positions if the portfolio were held constant for a one-day period. For a further discussion of the calculation of VaR and the limitations of the Company's VaR methodology, see Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" in the Company's Annual Report on Form 10-K for the fiscal year ended November 30, 2008. See page 3 for Aggregate Trading and Non-Trading VaR.

MORGAN STANLEY
End Notes

Page 7:
(1)
In connection with certain of its Institutional Securities business activities, the Company provides loans or lending commitments to select clients related to its leveraged acquisition finance or relationship lending activities. For a further discussion of this activity, see the Company's Current Report on Form 8-K dated August 24, 2009.

(2)
For the quarters ended Mar 31, 2008, June 30, 2008, Sept 30, 2008, Dec 31, 2008, Mar 31, 2009, June 30, 2009, Sept 30, 2009 and Dec 31, 2009, the leveraged acquisition finance portfolio of pipeline commitments and closed deals were $14.8 billion, $11.6 billion, $6.9 billion, $5.0 billion, $4.2 billion, $4.2 billion, $5.1 billion and $3.7 billion, respectively.

(3)	Reflects the notional balance of hedges utilized by the lending business.

Page 8:
(1)	The quarters ended June 30, 2009, Sept 30, 2009, Dec 31, 2009 and the twelve months ended Dec 31, 2009 include results from MSSB effective from May 31, 2009.
(2)	The tax provision / (benefit) for the quarters ended June 30, 2009, Sept 30, 2009, Dec 31, 2009 and the twelve months ended Dec 31, 2009 includes the Company's interest in MSSB.
(3)
The quarter ended June 30, 2009, Sept 30, 2009, Dec 31, 2009 and the twelve months ended Dec 31, 2009 primarily reflects the 49% allocation of MSSB's pre-tax results to Citigroup, plus some contractual allocations, including a one-time expense of $124 million related to replacement deferred compensation awards in June 2009.

(4)	Refer to page 4 for the allocation of average common equity.
(5)	Income / (loss) from continuing operations before taxes, as a % of net revenues.

Page 9:
(1)	The quarters ended June 30, 2009, Sept 30, 2009 and Dec 31, 2009 include results from MSSB effective from May 31, 2009.
(2)	Annualized revenue divided by average global representative headcount.
(3)	Represents the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(4)	For the quarters ended June 30, 2009, Sept 30, 2009 and Dec 31, 2009 approximately $50 billion, $52 billion and $54 billion, respectively, is attributable to Morgan Stanley.
(5)	Total client assets divided by period end global representative headcount.
(6)	Represents net new assets in the U.S. broad-based branch system.

MORGAN STANLEY
End Notes

Page 10:
(1)
Principal transactions investments revenue reflects net gain / (loss) on investments marked at fair value including real estate funds, private equity funds and seed capital investments.  The related investment asset balance for the quarters ended Mar 31, 2008, June 30, 2008, Sept 30, 2008, Dec 31, 2008, Mar 31, 2009, June 30, 2009, Sept 30, 2009 and Dec 31, 2009 are $4.5 billion, $5.3 billion, $4.8 billion, $3.6 billion, $3.0 billion, $2.5 billion, $2.9 billion and $3.0 billion, respectively.

(2)
The quarter ended Dec 31, 2009, and prior periods, include the results of the retail Asset Management business, including Van Kampen, and the results of Crescent, subsequent to the date of consolidation.

(3)
The quarter and twelve months ended Dec 31, 2009 also include the limited partnership interests related to certain Morgan Stanley Real Estate Funds, which were included in the Company's consolidated results beginning Sept 30, 2009.

(4)	Refer to page 4 for the allocation of average common equity.
(5)	Income / (loss) from continuing operations before taxes, as a % of net revenues.

Page 11:
(1)	Excludes the retail Asset Management business, including Van Kampen, following the decision to sell this business to Invesco, Ltd.
(2)	Includes a range of alternative investment products such as hedge funds, funds of hedge funds and funds of private equity funds.
(3)
Net Flows by region [inflow / (outflow)] for the quarters ended Mar 31, 2008, June 30, 2008, Sept 30, 2008, Dec 31, 2008, Mar 31, 2009, June 30, 2009, Sept 30, 2009 and Dec 31, 2009 are:
U.S.: $8.9 billion, $10.1 billion, $(40.6) billion, $(11.5) billion, $(14.9) billion, $(17.1) billion, $(7.5) billion and $6.7 billion
Non-U.S.: $7.2 billion, $2.9 billion, $(4.3) billion, $(7.3) billion, $(2.5) billion, $(6.9) billion, $0.1 billion and $3.6 billion

(4)
Assets under management or supervision by region for the quarters ended Mar 31, 2008, June 30, 2008, Sept 30, 2008, Dec 31, 2008, Mar 31, 2009, June 30, 2009, Sept 30, 2009 and Dec 31, 2009 are:
U.S.: $281 billion, $291 billion, $232 billion, $200 billion, $171 billion, $163 billion, $166 billion and $176 billion
Non-U.S.: $128 billion, $127 billion, $110 billion, $94 billion, $86 billion, $87 billion, $94 billion and $100 billion

(5)	Amount represents Asset Management's proportional share of assets managed by entities in which it owns a non-controlling interest.

MORGAN STANLEY
End Notes

Page 12:
(1)	Excludes the retail Asset Management business, including Van Kampen, following the decision to sell this business to Invesco, Ltd.
(2)	The quarters ended June 30, 2009, Sept 30, 2009 and Dec 31, 2009 include results from MSSB effective from May 31, 2009.
(3)	Amount represents Asset Management's proportional share of assets managed by entities in which it owns a non-controlling interest.
(4)	Includes assets under management or supervision associated with the Global Wealth Management Group.
(5)	Includes a range of alternative investment products such as hedge funds, funds of hedge funds and funds of private equity funds.

Page 13:
(1)
In the fourth quarter, Morgan Stanley conveyed Crescent’s real estate assets, that were subject to approximately $2.0 billion of remaining third-party financing with a single lender, to that lender in full satisfaction of its outstanding loan. Crescent's results, subsequent to the date of consolidation, are presented as discontinued operations for all periods.

(2)
Consolidated statement of income amounts directly related to investments held by consolidated subsidiaries are condensed in this presentation and include principal transactions, net operating revenues and expenses and impairment charges.

(3)
In the third quarter, Morgan Stanley consolidated certain real estate funds.  This resulted in a transfer of investment assets of $0.2 billion, which is net of non-controlling interests of $0.6 billion, from Real Estate Funds to Other Consolidated Interests.  The results for the quarter and twelve months ended Dec 31, 2009 for these consolidated subsidiaries, net of non-controlling interests, were not significant.

(4)	These balances exclude investments that benefit certain deferred compensation and employee co-investment plans.

MORGAN STANLEY
End Notes

Page 14:
(1)
The Company calculates earnings per share using the two-class method as defined in ASC 260.  For further discussion of the Company's earnings per share calculations see Note 2 to the consolidated financial statements in the Company's Current Report on Form 8-K dated August 24, 2009.

(2)
MUFG elected to participate as an investor in the Company's offering of common stock on May 8, 2009 (closing date May 13, 2009).  The Company repurchased from MUFG shares of the Company's non-convertible 10% Series C Non-Cumulative Non-Voting Perpetual Preferred Stock at a price per share equal to 110% of liquidation preference and with an aggregate repurchase price equal to the aggregate price to be paid by MUFG for its purchase of common stock in the offering.  Upon redemption by the Company, the excess of the redemption value of $1,100 per share over the carrying value (approximately $784 per share) was charged to retained earnings and is deducted from the numerator in calculating basic and diluted earnings per share.  For further discussion of the Company's Preferred Stock, see Note 11 to the consolidated financial statements in the Company's Current Report on Form 8-K dated August 24, 2009.

(3)
On June 17, 2009, the Company received approval to repurchase the $10 billion of capital issued under the Capital Purchase Program (TARP).  Upon repayment, the difference between the carrying value of the Series D Preferred Stock and the liquidation value was charged to retained earnings and is reflected as a deduction to net income applicable to common shareholders in calculating basic and diluted earnings per share.  In August 2009, the Company repurchased the Series D Preferred Stock warrant for $950 million.

(4)	Summation of the quarters' earnings per common share may not equal the year-to-date amounts due to the averaging effect of the number of shares and share equivalents throughout the year.
(5)	Anti-dilutive securities were excluded from the computation of diluted EPS.

Page 15:
(1)	For further information on the CIC Equity Units, see Note 11 to the consolidated financial statements in the Company's Current Report on Form 8-K dated August 24, 2009.
(2)
The percentage of weighted basic common shares, Unvested Restricted Stock Units ("Unvested RSUs") and weighted CIC Equity Units to the total weighted average of basic common shares, Unvested RSUs and CIC Equity Units.

(3)	Net income available to common shareholders for the quarter ended Dec 31, 2009 prior to allocation to the Unvested RSUs and CIC Equity Units.
(4)
Distributed earnings represent the dividends declared on common shares and Unvested RSUs, respectively, for the quarter ended Dec 31, 2009.  The amount of dividends declared is based upon the number of common shares outstanding as of the dividend record date.  During the quarter ended Dec 31, 2009, a $0.05 dividend was declared on common shares outstanding and Unvested RSUs.  Under the terms of the securities purchase agreement for the sale of Equity Units to CIC, if a quarterly dividend is declared above $0.27 (the "reference dividend"), the CIC Equity Units will participate via an increase in the number of shares the Company will be required to deliver upon settlement of the contract.  No cash dividends will be paid to the CIC Equity Units prior to settlement of the contract.  Therefore, no distributed earnings will be allocated to the CIC Equity Units in the calculation of earnings per share under the two-class method.

(5)
The two-class method assumes all of the earnings for the reporting period are distributed and allocates to the Unvested RSUs and CIC Equity Units what they would be entitled to based on the contractual rights and obligations of the participating security.  With respect to the CIC Equity Units, the amount allocated is representative of the value of the increase in the number of shares that the Company would be required to deliver upon settlement of the contract. No actual cash dividends will be paid to the CIC Equity Units. Assuming the reference dividend of $0.27 has been paid to the basic common shareholders, CIC Equity Units would receive a pro-rata allocation of the remaining undistributed earnings.

(6)	Total income applicable to common shareholders to be allocated to the common shares in calculating basic and diluted EPS for common shares (see Appendix I).
(7)	Total income applicable to common shareholders to be allocated to the Unvested RSUs reflected as a deduction to the numerator in determining basic EPS for common shares (see Appendix I).
(8)	Total income applicable to common shareholders to be allocated to the CIC Equity Units reflected as a deduction to the numerator in determining basic EPS for common shares (see Appendix I).
(9)	Basic and diluted EPS data are required to be presented only for classes of common stock, as described in ASC 260.

MORGAN STANLEY
Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Company's fourth quarter earnings press release issued January 20, 2010.